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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[X]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[ ]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

                           WEIL, GOTSHAL & MANGES LLP
                         A LIMITED LIABILITY PARTNERSHIP
                       INCLUDING PROFESSIONAL CORPORATIONS
                                767 FIFTH AVENUE
                               NEW YORK, NY 10153
                                  212-310-8000
                               (FAX) 212-310-8007





                                 March 20, 2001




BY FAX/CMRRR
------------
William S. Moss III, Esq.
Baker Botts LLP
One Shell Plaza
910 Louisiana
Houston, Texas 77002

Dear Mr. Moss:

         In letters dated January 29, February 2, February 5 and February 21, 2001, TSP requested to review certain non-proprietary, non-strategic and non-competitively sensitive records of ICO, Inc. ("ICO") relating principally to expense reimbursement and other benefits received by the Pacholder family ("Pacholder Expense Records"). In his letter of February 23, 2001, Mr. David Gerst advised TSP that competitively sensitive, strategic and proprietary information ("Proprietary Information") could not be furnished to TSP absent the agreement by TSP to keep such Proprietary Information confidential. In that same letter, however, Mr. Gerst suggests that, "since ICO has never asked TSP to keep information confidential to the extent it related to expense reimbursement and benefits received by the Pacholders," no confidentiality agreement would be required prior to furnishing TSP with the Pacholder Expense Records or portions thereof that are not Proprietary Information. Nonetheless, to date, ICO has not provided TSP either (i) the Pacholder Expense Records that do not contain Proprietary Information or (ii) copies of the Pacholder Expense Records that do contain Proprietary Information, redacted to conceal the portions thereof that are Proprietary Information.

         The purpose of this letter is, in brief, to say "enough is enough". ICO is required under Texas law to furnish the Pacholder Expense Records or portions thereof that are not Proprietary Information to TSP, a 5% shareholder of ICO, free of any contractual restrictions. TSP hereby demands that ICO stop delaying and furnish TSP with the Pacholder Expense Records or portions thereof that are not Proprietary Information now.

         If any portion of the Pacholder Expense Records contains Proprietary Information, or the social security or credit card numbers or home telephone numbers of the Pacholders, then ICO should simply redact such information.

         In any event, there is no purpose or requirement for TSP to enter into any agreement with ICO prior to TSP receiving access to the Pacholder Expense Records or portions thereof that are not Proprietary Information. None of the provisions in the draft "confidentiality agreement" provided to us -- such as giving Mr. Gerst a special advance review and comment period before TSP may communicate with other shareholders, or requiring TSP to communicate with other shareholders only about the "general types" of Pacholder expenses (which could thereby prevent TSP from discussing with other shareholders the specific type and extent of expenses charged to ICO by the Pacholders) -- apply to the Pacholder Expense Records or portions thereof that are not Proprietary Information.

         Please inform us by the end of business on Wednesday, March 21, 2001 as to when TSP will be granted access to the Pacholder Expense Records or portions thereof that are not Proprietary Information.

         If ICO is unwilling to comply with our request, please inform us under what basis ICO believes such refusal is permitted by the TBCA. TSP wishes to remind ICO that Section 2.44D of the Texas Business Corporation Act permits a shareholder that is not allowed to examine the records of a Texas corporation for a proper purpose to recover such shareholder's costs and expenses, including attorneys' fees, incurred in enforcing such shareholder's rights.

         Please direct any questions or comments respecting this letter to me at
(713) 546-5049.

                                                     Very truly yours,

                                                 /s/ J. Michael Chambers

                                                     J. Michael Chambers

cc:      David Gerst (ICO, Inc.)
         Timothy J. Gollin (Travis Street Partners, LLC)
         Eugene F. Cowell III (Firm)










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

TSP DEMANDS ICO EXPENSE REPORTS . . AGAIN

In a fifth letter to ICO's lawyers, TSP attorneys again demanded that ICO make available all non-confidential data relating to ICO which TSP had previously requested. Click below to read the letter:

http://www.travisstreetpartners.com/FrameRequest5.htm

TSP's attorneys reminded ICO that ICO would be liable for TSP legal costs associated with obtaining the books and records if ICO does not comply with TSP's legitimate requests under Texas law to review the books and records of the company.












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